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                                                                    EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Parker S. Kennedy, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The First American Corporation, and except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was field).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . Annual Report on Form 10-K for the year ended December 31, 2001, of The First American Corporation, filed with the Commission on March 29, 2002;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The First American Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.



/s/ Parker S. Kennedy                           Subscribed and sworn to
----------------------------------              before me this 12th day of
Parker S. Kennedy                               August 2002.
President
(Principal Executive Officer)
August 12, 2002
                                                /s/ Colleen R. Suiste
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires:

                                                November 19, 2004
                                                --------------------------------